EXHIBIT 10.3

Amendment No. 1 to the

Joint Venture Agreement by and between

Bitspeed LLC and GBT Technologies Inc.

This Amendment No. 1 to the Joint Venture Agreement is made as of the 16th day of June 2022, between Bitspeed LLC (“Bitspeed”) and GBT Technologies, Inc. (“GBT”).

WHEREAS, the parties entered into Joint Venture Agreement effective October 10, 2019 (the “Agreement”).

WHEREAS, the parties desire to amend the Agreement to further define the constitution of the Board of Directors.

                   NOW, THEREFORE, the parties agree as follows:

1.	Section 4.2 of the Agreement is hereby amended and restated as follows:

Board of Directors. The Company will be managed by the Board in accordance with the terms of this Agreement and Applicable Law. The Board shall initially consist of two (2) Directors, one of whom shall be appointed by Bitspeed and one shall be appointed by GBT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Agreement as of the date first above written.

Bitspeed LLC

By:
Name:
Title:

GBT Technologies Inc.

By:
Name:	Mansour Khatib
Title:	CEO